SUMMARY OF EARNINGS RESULTS Third Quarter 2018 THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN.

Conference Call Agenda TOPIC SPEAKER Introduction and Portfolio Characteristics Michael Escalante | President & CIO Portfolio Update Michael Escalante | President & CIO Financial Performance Review Javier Bitar | Chief Financial Officer Questions & Answers Michael Escalante & Javier Bitar GRIFFIN CAPITAL 2

Portfolio Characteristics

GRIFFIN CAPITAL ESSENTIAL ASSET REIT

	September 30, 2018	December 31, 2017
Total Capitalization [(1)]	$3.26 billion	$3.21 billion
Acquisition Value [(2)]	$3.02 billion	$2.83 billion
Number of Properties	76	73
Number of Buildings [(3)]	91	87
Size of Portfolio (square feet)	20.1 million	18.2 million
Occupied/Leased (based on portfolio square feet) [(4)]	95.3%/95.4%	96.5%/96.5%
Percentage of Cash Flow from Investment Grade Tenants [(5)(6)]	63.7%	64.8%
Weighted Average Remaining Lease Term (Years)	6.58	6.51
Weighted Average Loan Maturity (Years) [(7)]	4.81	5.46
Current weighted average lease yield [(8)]	7.22%	7.57%
Current weighted average debt rate [(9)]	3.70%	3.53%

(1) Total capitalization includes the outstanding debt balance (excluding deferred financing costs and premiums/discounts), plus total equity raised and issued, including limited partnership units issued by Griffin Capital Essential Asset Operating Partnership, L.P., preferred shares and shares issued pursuant to the DRP, net of redemptions. Excludes the 80% ownership interest in the Digital Realty Joint Venture property and 45% ownership interest in the Heritage Common X joint venture property.

(2) Three acquisitions subsequent to December 31, 2017 with a total value of approximately $183.1 million completed our 1031 exchange on DreamWorks and brought our total acquisition value to approximately $3.0 billion. (see slide 8)

(3) The increase in number of buildings is related to the acquisition of Quaker, McKesson (two buildings) and Shaw during 2018.

(4) The decrease in occupancy is primarily related to the vacancies of Houston Westway One (approximately 0.1 million square feet), and the terminations for Bridgestone (approximately 0.7 million square feet) and McCain Foods (approximately 0.1 million square feet), slightly offset by the acquisitions of Quaker, McKesson and Shaw in the current year.

(5) The decrease in investment grade tenants are related to LPL Financial Holdings, Inc. and Ace Hardware Corporation, Wyndham Hotel Group, LLC, BlueLinx Corporation and Consolidated Container Company, LLC, becoming sub-investment grade tenants during 2018. The decrease was offset by the acquisitions of Quaker, Shaw, and McKesson, as well as Zeller Plastik USA, Inc., Nokia of America Corporation, and Restoration Hardware Holdings Inc. becoming investment grade tenants during 2018.

(6) Investment grade designations are those of either tenants, guarantors and/or non-guarantor parents with investment grade ratings or what management believes are generally equivalent ratings.

(7) The weighted average loan maturities for the Company's fixed-rate and variable-rate debt are 8.13 and 1.80 years, respectively. Including the effect of interest rate swaps, the weighted average loan maturities for the Company's fixed-rate and variable-rate debt are 5.62 and 1.80 years, respectively.

(8) The current weighted average lease yield equals the sum of the aggregate lease payments from the Company's properties over the ensuing 12 months divided by the sum of the initial purchase prices of the same assets. Calculation of weighted average lease yield includes acquisition costs for vacant properties even though no income is generated. The lease yield rate spread is the difference between the current weighted average lease yield and the current weighted average debt rate.

(9) Current period debt rate includes the effect of one interest rate swap for a total of $425.0 million and excludes the effect of debt premiums/discounts and deferred financing costs.

GRIFFIN CAPITAL 4

Portfolio Characteristics (cont’d) September 30, 2018 December 31, 2017 Weighted Average Annual Rent Increase (1) 2.1% 2.1% Total Real Estate, Net $2.6 billion $2.4 billion Total Assets $2.8 billion $2.8 billion Total Debt $1.4 billion $1.4 billion Total Equity Raised (including DRP), Net of Redemptions $1.8 billion $1.8 billion Sponsor Equity Commitment (2) $26 million $26 million Ratios: Fixed Charge Coverage (Quarter to Date) (3) 3.21 3.49 Interest Coverage (Quarter to Date) (4) 3.85 3.94 Debt to Total Capitalization 41.8% 43.5% Debt to Total Real Estate Acquisition Value 45.2% 49.3% (1) Weighted average rental increase is based on the remaining term of the lease at acquisition date. Rental increase may differ based on the full lease term, which is from the original commencement date. (2) Represents investments by the principals and certain affiliates of Griffin Capital Company, LLC. (3) Fixed charge coverage is the ratio of principal amortization for the period plus interest expense as if the corresponding debt were in place at the beginning of the period plus preferred unit distributions, if any, as if in place at the beginning of the period over adjusted EBITDA. See reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on November 14, 2018. (4) Interest coverage is the ratio of interest expense as if the corresponding debt was in place at the beginning of the period to adjusted EBITDA. See reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on November 14, 2018. GRIFFIN CAPITAL 5

Diversified National Portfolio* Portfolio as of September 30, 2018 Logos shown are those of tenants, lease guarantors, or non-guarantor parent companies at our properties GRIFFIN CAPITAL 7

Portfolio Characteristics 2018 Acquisitions (dollars in thousands) Acquisition/ Initial Year of Net Rental Payment - 12 Disposition Approximate Credit Capitalization Lease Months Subsequent to Property Location Major Tenant Date Purchase Price Square Feet Rating (S&P) (1) Rate Expiration September 30, 2018 Total Portfolio as of December 31, 2017 $ 2,834,082 18,228,900 7.55% $ 206,270 Acquisition: Quaker Sales & Quaker Lakeland, FL Distribution, Inc. 3/13/2018 59,600 605,400 A+ 4.85% 2036 2,913 McKesson Scottsdale, AZ McKesson Corporation 4/10/2018 67,000 271,100 BBB+ 6.72% 2028 5,372 Port Wentworth, Shaw GA Shaw Industries, Inc. 5/3/2018 56,526 1,001,500 AA 5.90% 2033 3,335 Total Portfolio as of (2) September 30, 2018 $ 3,017,208 20,106,900 7.45% $ 217,890 (1) Reflects the credit rating of tenant, parent, and/or guarantor. (2) Represents the weighted average initial capitalization rate based on total purchase price. GRIFFIN CAPITAL 8

Shaw Distribution Center Savannah, GA GRIFFIN CAPITAL 9

McKesson Scottsdale Campus Scottsdale, AZ GRIFFIN CAPITAL 10

Portfolio Concentration As of September 30, 2018 (3) Tenant Business Capital Goods: 16.5% Diversity (1) Griffin Capital management makes a Telecommunication Services: 10.9% conscious effort to achieve (4) All others: 12.0% diversification by tenant industry as Griffin Capital Essential Asset REIT’s portfolio grows. As of September 30, 2018, our analysis segmented Griffin Capital Essential Technology, Hardware & Insurance: 10.2% Asset REIT’s portfolio into 19 Equipment: 3.7% industry groups (2). Consumer Services: 3.8% Media: 4.2% Health Care Equipment & Services: 9.9% Retailing: 4.7% Energy: 5.0% Diversified Financials: 7.8% Consumer Durables & Apparel: 5.2% Software & Services: 6.1% (1) As of September 30, 2018, no tenant accounted for more than 6.0% of total net rental revenue. (2) Based on 2016 Global Industry Classification Standard (GICS). (3) Capital goods includes the following industry sub-groups: Industrial Conglomerates (5.6%), Aerospace & Defense (5.1%), Machinery (2.2%), Construction & Engineering (2.0%), Electrical Equipment (1.2%) and Trading Companies & Distributors (0.4%). (4) All others account for less than 3% of total net rent for the 12-month period subsequent to September 30, 2018 on an individual basis. GRIFFIN CAPITAL 11

Portfolio Concentration As of September 30, 2018 GEOGRAPHIC DISTRIBUTION ASSET ALLOCATION (BY % OF NET RENT) (BY % OF NET RENT) Office: 84.5% Texas: 12.9% California: 10.6% (1) All Others: 19.2% Ohio: 9.2% South Carolina: 4.6% Georgia: 8.8% Florida: 4.7% Illinois: 8.3% New Jersey: 5.3% Arizona: 8.1% Colorado: 8.3% Industrial/Manufacturing/ Flex: 15.5% (1) All others account for less than 4% of total net rent for the 12-month period subsequent to September 30, 2018 on an individual basis. GRIFFIN CAPITAL 12

Portfolio Concentration As of September 30, 2018 CREDIT CHARACTERISTICS (BY % OF NET RENT) (1) Investment Grade: 63.7% Unrated Credit: 4.7% Sub-Investment Grade: 31.6% (1) Investment grade descriptions are those of either tenants, guarantors, and/or non-guarantor parents with investment grade ratings or what management believes are generally equivalent ratings. GRIFFIN CAPITAL 13

Strong Tenant Profile – Top 10 Tenants As of September 30, 2018 Top Tenants % of Portfolio(1) Ratings (2) (3) 5.6% A 3.7% BB 3.2% AA 3.2% BB-(4) 3.1% IG10(5) 3.1% BB+ 2.5% BBB+ 2.4% IG7(5) (1) Based on net rental payment. (2) Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, unless 2.3% BB+ otherwise noted. (3) Represents the combined net rental revenue for the Atlanta, GA; West Chester, 2.2% A OH; and Houston, TX properties. (4) Represents Egan Jones rating. (5) Represents the Bloomberg rating. TOTAL 31.3% GRIFFIN CAPITAL 14

Asset Management - Q3 2018

GRIFFIN CAPITAL
ESSENTIAL ASSET REIT

Tenant	Property Name	Acquisition Date	Square Feet	Prior Lease Expiration	New Expiration or Termination Date	Comments
New Lease Activity:						
Equiniti	Parkland Center, Milwaukee WI	November 2013	29,907	N/A	9/30/2028	New tenant on 1st floor for a 10-year term commencing October 1, 2018.
FIS	Parkland Center, Milwaukee WI	November 2013	124,550	N/A	12/31/2026	New tenant for 8-year term commencing January 1, 2019. The lease with current tenant, Molina Healthcare of Wisconsin, which would have expired 12/31/22, was terminated effective 12/31/18, as the tenant's requirements had changed.
PPG	400 Berthe Lamme Drive, Cranberry PA	March 2012	117,968	12/31/2020	12/31/2030	PPG (S&P:A-) has occupied the property since October 2013 as its Architectural Finishes headquarters pursuant to a sublease from tenant Westinghouse Electric. The Westinghouse lease expires 12/31/25 but tenant was expected to exercise its right to terminate on 12/31/20 with notification by 7/1/19. In order to solidify PPG's long-term occupancy, the Westinghouse lease was terminated effective 12/31/20, at which point PPG will convert to a direct tenant for an additional ten-year term (for a total term for PPG of over 17 years).
Renewal Activity:						
DynCorp International, Inc.	Heritage III, Fort Worth TX	December 2015	119,001	12/31/2018	12/31/2028	10-year renewal.
Baker Hughes GE / Sublease tenant McDermott, Inc.	Westway II, Houston TX	June 2015	134,058	1/31/2019	12/31/2019	BHGE leases 77.1% of the building (186,957 sf) with staggered lease expirations (1/31/2019, 11/30/2021, and 12/31/2022). Floors 1 (partial) and 6 through 10 totaling 134,058 SF were subleased to McDermott in September 2017. McDermott has extended its occupancy by 11 months to December 31, 2019.

GRIFFIN CAPITAL
15

Asset Management Acquisition Prior Lease New Expiration or Tenant Property Name Date Square Feet Expiration Termination Date Comments Lease Expirations and Terminations: Sterling Commerce November Lease termination negotiated with respect to first floor as tenant not in IBM Center III, Dublin OH 2013 17,660 2/29/2020 6/30/2018 occupancy, termination fee of $0.2M. Recently Identified Tenant Non-Renewals: None Early Discussions and Post Quarter End Lease Activity: 2500 Windy Ridge, November Floor & Decor lease signed 10/2/18 for a 12-year term with staged Floor & Décor Atlanta, GA 2013 185,473 N/A 6/30/2031 occupancy which will total 185,476 SF or 57% of the building. GRIFFIN CAPITAL 16

Financial Performance Review Javier Bitar | Chief Financial Officer

Financial Performance (in thousands, except per share amounts) Nine Months Ended September 30, Three Months Ended September 30, 2018 2017 2018 2017 Total Revenue $ 251,431 $ 264,612 $ 85,041 $ 85,132 Net Income Attributable to Common Stockholders $ 16,604 $ 31,511 $ 2,854 $ 9,029 Net Income Attributable to Common Stockholders, Per Share, Basic and Diluted $ 0.10 $ 0.18 $ 0.02 $ 0.05 Adjusted EBIDTA (per facility agreement) (1) $ 168,416 $ 172,508 $ 53,795 $ 57,770 FFO (2) $ 107,496 $ 124,881 $ 33,814 $ 38,264 AFFO (3) $ 104,821 $ 116,547 $ 37,196 $ 39,335 Distributions (4) Cash Distributions $ 53,720 $ 53,285 $ 18,014 $ 18,007 Distribution Reinvestment Plan (DRP) 33,667 37,438 11,014 12,368 Total Distributions $ 87,387 $ 90,723 $ 29,028 $ 30,375 (1) See reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on November 14, 2018. (2) FFO reflects distributions paid to noncontrolling interests and redeemable preferred shareholders. (3) Beginning with the three months ended March 31, 2018, the Company is using Adjusted Funds from Operations (“AFFO”) as a non-GAAP financial measure to evaluate the Company's operating performance. The Company previously used Modified Funds from Operations as a non-GAAP measure of operating performance. See reconciliation of AFFO in the earnings release filed on November 14, 2018. No adjustments were required to the prior periods for this change. (4) Represents distributions paid and declared to common stockholders. GRIFFIN CAPITAL 18

Shareholder Performance Summary As of September 30, 2018(1) Cumulative Value of a Investor as of Purchase Date Purchase Price(2) $10,000 Investment(3) Annualized Return Commencement of Public Offering 11/6/2009 $10.00 $18,614 7.23% Commencement of the Follow-On Offering 4/26/2013 $10.28 $14,160 6.61% Termination of the Follow-On Offering 4/22/2014 $10.28 $13,202 6.45% Signature Office REIT Investors (as of Close of the Merger) 6/10/2015 $10.40 $12,070 5.85% (1) Performance assumes distributions were reinvested pursuant to the distributions reinvestment plan and includes distributions accrued but not paid for the record dates between and including September 1, 2018 to September 30, 2018. The ending value of shares is based on an estimated net asset value of $10.05 as of June 30, 2018 which was approved by the REIT's board of directors on October 24, 2018. Historical returns do not guarantee future results. (2) Purchase price is based on (1) the gross offering price for shares as of the purchase date or (2) the estimated purchase price implied by the exchange ratio for the Signature Office REIT, Inc. merger, as applicable. (3) Based on $10,000 invested at the purchase price on the purchase date. GRIFFIN CAPITAL 19

Determination of NAV On October 24, 2018, the Company's board of directors approved an estimated value per share of the Company's common stock of $10.05 based on the estimated value of the Company's assets less the estimated value of the liabilities, or net asset value, divided by the number of shares outstanding on a fully diluted basis, calculated as of June 30, 2018. Dollars in thousands, except share and per share data Estimated Value Per Share as of June 30, 2018 Estimated Value Per Share as of June 30, 2017 Gross Per Share Gross Per Share Total Assets $ 3,270,875 $ 18.88 $ 3,357,451 $ 18.45 Total Liabilities (1,529,586) (8.83) (1,529,411) (8.41) Stockholders' Equity 1,741,289 10.05 1,828,040 10.04 Less: Promote (812) — (241) — Stockholders' Equity, Net of Promote $ 1,740,477 $ 10.05 $ 1,827,799 $ 10.04 Fully Diluted Shares Outstanding 173,259,543(1) 182,019,476(1) (1) Approximate number of shares outstanding on a fully diluted basis. Limitations of Estimated Value Per Share (Please also refer to Form 8-K filed on October 26, 2018) The various factors considered by the Board in determining the estimated value per share were based on a number of assumptions and estimates that may not be accurate or complete. The Company is providing this estimated value per share to assist broker-dealers that participated in the Company's public offerings in meeting their customer account statement reporting obligations. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share. The estimated value per share is not audited and does not represent the fair value of the Company's assets or liabilities according to GAAP. Accordingly, with respect to the estimated value per share, the Company can give no assurance that: • a stockholder would be able to resell his or her shares at this estimated value; • a stockholder would ultimately realize distributions per share equal to the Company's estimated value per share upon liquidation of the Company's assets and settlement of its liabilities or a sale of the Company; • the Company's shares of common stock would trade at the estimated value per share on a national securities exchange; • an independent third-party appraiser or other third-party valuation firm would agree with the Company's estimated value per share; or • the methodology used to estimate the Company's estimated value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements.      Similarly, the amount a stockholder may receive upon repurchase of his or her shares, if he or she participates in the Company's share redemption program, may be greater than or less than the amount a stockholder paid for the shares, regardless of any increase in the underlying value of any assets owned by the Company. GRIFFIN CAPITAL 20

Debt Maturity Schedule (including effect of interest rate swap) As of September 30, 2018 (dollars in thousands) Statistics (Including effect of Int. Swap) Fixed Floating Total Amount $ 1,073,776 $ 290,000 $ 1,363,776 Percentage of Total Debt 79% 21% 100% W.A. Term Remaining (Yrs) 5.62 1.80 4.81 W.A. Interest Rate (%) 3.75% 3.56% 3.70% $1,000,000 (1) $800,000 $715,000 ) s d $600,000 n a s u (4) o $375,000 h T $400,000 ( (2) $149,064 (5) $200,000 $107,998 (3) $16,714 $0 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 (1) Represents the Unsecured Credit Facility, assuming the one-year extension on the Unsecured Revolver is exercised upon maturity. (2) Represents the Emporia, Midland, Samsonite, and HealthSpring mortgage loans. (3) Represents the Highway 94 mortgage loan. (4) Represents the Bank of America Loan. (5) Represents the AIG loan. NOTE: Principal repayments on the individual mortgages do not include the net debt premium/(discount) of $0.3 million and deferred financing costs of $9.2 million. GRIFFIN CAPITAL 21

Preferred Stock Issuance On August 8, 2018, the Company issued $125 million of Series A Cumulative Perpetual Convertible Preferred Stock ("Series A Preferred Shares") in a private exempt offering. • Issuance Date: August 8, 2018 • Shares: 5,000,000 • Amount: $25.00 per share • Rate: 6.55% • Conversion Options: A Holder of the Series A Preferred Shares will have the right to convert such holder's Series A Preferred Shares into shares of the Company's common stock any time after the earlier of (i) five years from the First Issuance Date, or if the Second Issuance occurs, five years from the Second Issuance Date or (ii) a Change of Control at a per share conversion rate equal to the Liquidation Amount divided by the then Common Stock Fair Market Value (each term as defined in the Company's Articles Supplementary). The Company used approximately $106.3 million to pay down the Unsecured Credit Facility. The remaining balance is included in cash and cash equivalents. GRIFFIN CAPITAL 22